Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS
(dollar amounts in thousands)

	August 2, 2014	February 1, 2014	August 3, 2013
Assets
Current assets:
Cash and cash equivalents	$38,423	$33,431	$64,885
Accounts receivable, less allowance for uncollectible accounts of $2,102, $1,320 and $1,211	27,908	25,152	25,386
Merchandise inventories	659,547	672,354	649,832
Prepaid expenses	21,314	29,282	21,696
Other current assets	56,172	63,405	56,199
Assets held for disposal	2,647	2,013	—
Total current assets	806,011	825,637	817,998
Property and equipment, net of accumulated depreciation of $1,254,126, $1,227,121 and $1,197,253	623,285	625,525	638,727
Goodwill	56,794	56,794	46,917
Deferred income taxes	56,406	57,686	41,447
Other long-term assets	38,236	39,839	38,240
Total assets	$1,580,732	$1,605,481	$1,583,329

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$219,423	$256,031	$226,684
Trade payable program liability	137,214	129,801	149,357
Accrued expenses	224,399	237,403	231,580
Deferred income taxes	70,785	69,373	55,236
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	653,821	694,608	664,857

Long-term debt less current maturities	220,000	199,500	197,000
Other long-term liabilities	46,899	48,485	50,960
Deferred gain from asset sales	108,521	114,823	121,125
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,924	297,009	295,882
Retained earnings	432,476	432,332	438,035
Accumulated other comprehensive income	213	379	711
Treasury stock, at cost - 15,265,028 shares; 15,358,872 shares and 15,417,020 shares	(247,679)	(250,212)	(253,798)
Total stockholders’ equity	551,491	548,065	549,387
Total liabilities and stockholders’ equity	$1,580,732	$1,605,481	$1,583,329

Supplemental balance sheet information:
Working capital	$152,190	$131,029	$153,141
Current ratio	1.23	1.19	1.23
Accounts payable to inventory ratio	54.1%	57.4%	57.9%
Total debt as a percent of total capitalization	28.7%	26.9%	26.6%
Debt as a percent of total capitalization, net	25.0%	23.5%	19.6%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended					Twenty-six weeks ended
	August 2, 2014		August 3, 2013			August 2, 2014			August 3, 2013
		%		%			%			%
	Amount	Sales	Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$400,931	76.3	$412,317	78.1		$812,837	76.4		$829,467	78.0
Service revenue	124,842	23.7	115,302	21.9		251,758	23.6		234,325	22.0
Total revenues	525,773	100.0	527,619	100.0		1,064,595	100.0		1,063,792	100.0
Costs of merchandise sales	280,100	69.9	273,764	66.4		565,147	69.5		570,638	68.8
Costs of service revenue	121,376	97.2	115,147	99.9		242,024	96.1		232,605	99.3
Total costs of revenues	401,476	76.4	388,911	73.7		807,171	75.8		803,243	75.5
Gross profit from merchandise sales	120,831	30.1	138,553	33.6		247,690	30.5		258,829	31.2
Gross profit from service revenue	3,466	2.8	155	0.1		9,734	3.9		1,720	0.7
Total gross profit	124,297	23.6	138,708	26.3		257,424	24.2		260,549	24.5
Selling, general and administrative expenses	120,624	22.9	120,929	22.9		247,694	23.3		239,133	22.5
Net gain (loss) from dispositions of assets	(400)	(0.1)	(31)	—		(410)	—		(147)	—
Operating profit	3,273	0.6	17,748	3.4		9,320	0.9		21,269	2.0
Other income	316	0.1	466	0.1		758	0.1		844	0.1
Interest expense	3,002	0.6	3,562	0.7		6,784	0.6		7,242	0.7
Earnings from continuing operations before income taxes and discontinued operations	587	0.1	14,652	2.8		3,294	0.3		14,871	1.4
Income tax expense	764	130.1 (1)	9,273	63.3	(1)	1,831	55.6	(1)	5,565	37.4	(1)
(Loss) earnings from continuing operations before discontinued operations	(177)	—	5,379	1.0		1,463	0.1		9,306	0.9
Loss from discontinued operations, net of tax	(96)	—	(11)	—		(125)	—		(75)	—
Net (loss) earnings	(273)	(0.1)	5,368	1.0		1,338	0.1		9,231	0.9

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$—		$0.10			$0.03			$0.17
Discontinued operations, net of tax	—		—			—			—
Basic earnings per share	$—		$0.10			$0.03			$0.17

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$—		$0.10			$0.03			$0.17
Discontinued operations, net of tax	—		—			—			—
Diluted earnings per share	$—		$0.10			$0.03			$0.17

Other comprehensive (loss) income:
Derivative financial instruments adjustment, net of tax	(128)		1,578			(166)			1,691
Other comprehensive (loss) income	(128)		1,578			(166)			1,691
Comprehensive (loss) income	$(401)		$6,946			$1,172			$10,922

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
(dollar amounts in thousands)

Twenty-six weeks ended	August 2, 2014	August 3, 2013

Cash flows from operating activities:
Net earnings	$1,338	$9,231
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	125	75
Depreciation	36,346	40,185
Amortization of deferred gain from asset sales	(6,302)	(6,302)
Amortization of deferred financing costs	1,311	1,302
Stock compensation expense	1,799	1,660
Deferred income taxes	2,727	1,825
Net loss from dispositions of assets	410	147
Loss from asset impairment	3,839	2,849
Other	(79)	(269)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	12,572	9,647
Decrease (increase) in merchandise inventories	12,807	(8,624)
Decrease in accounts payable	(34,591)	(18,611)
Decrease in accrued expenses	(15,167)	(696)
Decrease in other long-term liabilities	(1,277)	(1,100)
Net cash provided by continuing operations	15,858	31,319
Net cash used in discontinued operations	(300)	(121)
Net cash provided by operating activities	15,558	31,198

Cash flows from investing activities:
Capital expenditures	(39,010)	(24,502)
Proceeds from dispositions of assets	35	18
Release of collateral investment	—	1,000
Net cash used in investing activities	(38,975)	(23,484)

Cash flows from financing activities:
Borrowings under line of credit agreements	339,179	1,354
Payments under line of credit agreements	(317,679)	(1,354)
Borrowings on trade payable program liability	94,353	80,690
Payments on trade payable program liability	(86,940)	(81,051)
Debt payments	(1,000)	(1,000)
Proceeds from stock issuance	496	592
Repurchase of common stock	—	(1,246)
Net cash provided by (used in) financing activities	28,409	(2,015)
Net increase in cash and cash equivalents	4,992	5,699
Cash and cash equivalents at beginning of period	33,431	59,186
Cash and cash equivalents at end of period	$38,423	$64,885

Supplemental cash flow information:
Cash paid for income taxes	$660	$3,288
Cash received from income tax refunds	$244	$51
Cash paid for interest	$5,584	$6,108
Accrued purchases of property and equipment	$3,537	$2,031

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended		Twenty-six weeks ended
		August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013

(a) (Loss) earnings from continuing operations before discontinued operations		$(177)	$5,379	$1,463	$9,306
Loss from discontinued operations, net of tax		(96)	(11)	(125)	(75)

Net (loss) earnings		$(273)	$5,368	$1,338	$9,231

(b) Basic average number of common shares outstanding during period		53,528	53,392	53,499	53,388

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		—	578	526	591

(c) Diluted average number of common shares assumed outstanding during period		53,528	53,970	54,025	53,979

Basic earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (b)	$—	$0.10	$0.03	$0.17
Discontinued operations, net of tax		—	—	—	—
Basic earnings per share		$—	$0.10	$0.03	$0.17

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (c)	$—	$0.10	$0.03	$0.17
Discontinued operations, net of tax		—	—	—	—
Diluted earnings per share		$—	$0.10	$0.03	$0.17

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	August 2, 2014	August 3, 2013	August 2, 2014	August 3, 2013

Capital expenditures	$24,445	$11,662	$39,010	$24,502
Depreciation	$18,026	$19,328	$36,346	$40,185
Non-operating income:
Net rental revenue	$284	$350	$683	$600
Investment income	46	42	93	91
Other income	(13)	74	(18)	153
Total	$317	$466	$758	$844

Comparable sales percentages:
Service	5.4%	0.2%	4.3%	2.2%
Merchandise	-3.8%	-1.7%	-3.3%	-0.8%
Total	-1.8%	-1.3%	-1.6%	-0.2%

Total square feet of retail space (including service centers)			12,807,000	12,830,000

Store count
Supercenter			565	570
Service & Tire Center			228	193
Retail Only			6	6
Total			799	769

Sales and gross profit by line of business (A):
Service center revenue	$288,302	$280,905	$582,215	567,882
Retail sales	237,471	246,714	482,380	495,910
Total revenues	$525,773	$527,619	$1,064,595	$1,063,792

Gross profit from service center revenue, prior to impairment charge	$62,063	$62,916	$126,798	116,072
Service center revenue impairment charge	(1,379)	(1,323)	(2,335)	(2,339)
Gross profit from service center revenue	$60,684	$61,593	$124,463	$113,733

Gross profit from retail sales, prior to impairment charge	$64,901	$77,459	$134,464	147,326
Retail sales impairment charge	(1,288)	(344)	(1,503)	(510)
Gross profit from retail sales	$63,613	$77,115	$132,961	$146,816

Total gross profit	$124,297	$138,708	$257,424	$260,549

Comparable sales percentages by line of business (A):
Service center revenue	-0.2%	-0.1%	-0.6%	1.9%
Retail sales	-3.6%	-2.6%	-2.7%	-2.4%
Total revenues	-1.8%	-1.3%	-1.6%	-0.2%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	21.5%	22.4%	21.8%	20.4%
Impairment charge	(0.5)	(0.5)	(0.4)	(0.4)
Gross profit percentage from service center revenue	21.0%	21.9%	21.4%	20.0%

Gross profit percentage from retail sales, prior to impairment charge	27.3%	31.4%	27.9%	29.7%
Impairment charge	(0.5)	(0.1)	(0.3)	(0.1)
Gross profit percentage from retail sales	26.8%	31.3%	27.6%	29.6%

Total gross profit percentage	23.6%	26.3%	24.2%	24.5%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.